SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers Risk Managed USD High Yield Strategy ETF (HYRM)

The following replaces the fourth paragraph under “The Fund's Investment Strategy”in the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and within the summary section and the “FUND DETAILS” section of the fund’s prospectus:
The Advisor expects to obtain exposure to the Cash Position by investing in one or more money market mutual funds (“Underlying Money Market Funds”) advised by DWS Investment Management Americas, Inc. (“DIMA”), an affiliate of the Advisor, as well as US government securities.
Please Retain This Supplement for Future Reference
May 20, 2024
PROSTKR24-44